UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22712

Premier Multi-Series VIT

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna—

1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

Item 1. Schedule of Investments

Premier Multi-Series VIT

NFJ Dividend Value Portfolio

Annual Report

December 31, 2014

Letter from the President

Julian Sluyters

President & CEO

Dear Shareholders:

Despite a period of weakness earlier in the 12-month fiscal reporting period ended December 31, 2014, the US economy then expanded as 2014 progressed. Against this backdrop, US equities generated strong returns. The US bond market produced a positive return during the reporting period.

For the 12-month reporting period ended December 31, 2014, NFJ Dividend Value Portfolio (the

“Portfolio”) returned 10.01%, underperforming the Russell 1000 Value Index which returned 13.45%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.6% annual pace during the fourth quarter of 2013. The US economy then experienced a setback, as GDP contracted at an annual pace of 2.1% during the first quarter of 2014. The US economy’s weakness was partially attributed to severe winter weather in parts of the country. However, the US economy quickly regained its footing, as GDP grew at an annual pace of 4.6% during the second quarter. Growth then accelerated during the third quarter, as the US Commerce Department reported that third quarter GDP grew at an annual pace of 5.0%.

While the Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period, it started to take actions to transition to a more normalized stance. Looking back, at its meeting in December 2013, the central bank announced that it would begin tapering its monthly asset purchase program starting in January 2014. At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced additional tapering. At its meeting in October, the Fed announced that its asset purchase program had concluded. Finally, at its last meeting of the year in December, the Fed said: “Based on its current assessment, the Federal Open Market Committee judges that it can be patient in beginning to normalize the stance of monetary policy. The Committee sees this guidance as consistent with its previous statement that it likely will be appropriate to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time following the end of its asset purchase program in October, especially if projected inflation continues to run below the Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

2

Outlook

The headwinds facing the US economy during the first part of 2014 have lifted and recent data points to solid growth. Unemployment ended the fiscal reporting period lower than when it began and recent job reports showed that the quality of jobs is improving and there appears to be growth in wages. Looking ahead, we believe that improvements in wage growth and job quality should continue, although with significant variations by region and industry. Numerous companies are also reporting increased productivity, which typically pushes them to boost spending. We believe that lower oil prices will be a net positive for the US economy. However, we can’t ignore the potential negative consequences to the dramatic drop we have experienced. Specifically, this could lead to a reduction in capital expenditures and hiring trends in the energy industry, which will likely disproportionately impact certain US regions. Against this backdrop, our base-case scenario is that the Fed starts raising rates in mid-2015. Still, even after the Fed’s initial move, we see the monetary environment as remaining relatively accommodative, especially given that the Fed expects to maintain its balance sheet at its existing size through re-investment of its maturing assets.

For specific information on the Portfolio and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Portfolio’s shareholder servicing agent at (800) 498-5413.

On behalf of Allianz Global Investors, thank you for investing with us. We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters

President & CEO

3

Unaudited

NFJ Dividend Value Portfolio

For the period of January 1, 2014 through December 31, 2014, as provided by Krysta Hill, NFJ Product Specialist Associate.

Portfolio Insights

For the reporting period ended December 31, 2014, the NFJ Dividend Value Portfolio (the “Portfolio”) returned 10.01%, underperforming the Russell 1000 Value Index (the “benchmark index”) which returned 13.45% during the reporting period.

US equity investors were rewarded in 2014, as the S&P 500 Index returned 13.7% for the calendar year. Four positive quarters resulted in a third consecutive year of strong double-digit gains. Record cash flow, positive earnings, and low interest rates helped support equities. The stock market rebounded sharply in October after falling over 7% during a stretch of apprehensiveness which included an Ebola outbreak. The October employment report helped jolt the rebound as unemployment fell to 5.8%, the lowest level in five years. Within the Russell family of indices, results were positive across all market capitalization spectrums. Larger capitalization stocks outperformed smaller capitalization names, with the Russell 1000 Index climbing 13.2% while the Russell 2000 Index lagged by over 8% relatively. Within the Russell large cap indices, dispersion between value and growth styles was limited. For companies in the Russell 1000 Value index, dividend-paying securities fell behind non-dividend payers by over 3% for the year. Reversing their historical trend, lower quality stocks, as measured by the Goldman Sachs Weak Balance Sheet Index, outperformed higher quality names in the Goldman Sachs Strong

Balance Sheet Index by a spread of over 3.5%. The benchmark index’s strong absolute return over the period was marked by high dispersion among sector returns. Divergent market performance over the period was tied, in part, to a sizeable drop in oil prices. At the biannual meeting of OPEC nations on Nov. 27, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move sent US crude oil to a five-year low price of $53/barrel, down 46% for the year. Companies in the Russell 1000 Value energy sector participated in the sell-off, dipping 7.8%, while information technology surpassed all sectors by gaining 28.8% during the calendar year.

Sector allocation and stock selection detracted from relative performance

The Portfolio’s relative underperformance versus the benchmark index was attributable to negative sector allocation and, to a lesser degree, stock selection.

In terms of stock selection, holdings in the industrials and consumer staples sectors were the largest contributors to relative performance during the reporting period. However, these positive results were offset by negative selection in the consumer discretionary, information technology and materials sectors.

The largest individual contributors to absolute performance were Intel and Wells Fargo, as well as health care companies Teva Pharmaceuticals, AstraZeneca and Anthem. Many detractors in the reporting period were hurt by a weak commodity pricing environment and falling oil prices. Barrick Gold, Staples, GlaxoSmithKline, as well as energy sector names, including France-based Total SA and Marathon Oil, were the largest detractors from absolute performance.

From a sector allocation perspective, overweight positions in energy and telecom, as well as underweights in the utilities and consumer staples sectors, detracted from relative performance. The energy space is currently out of favor, but we believe that valuations remain compelling despite the current commodity price environment. Although our contrarian approach and valuation focus sometimes result in short-term relative performance lags, NFJ will not deviate from its investment process of targeting deep value names. After energy, telecom services was the weakest sector in the Russell 1000 Value, while utilities posted the second strongest return with a 27% annual gain. Finally, an overweight in information technology and underweight in industrials contributed to the Portfolio’s relative returns during the reporting period.

As a reminder, sector weight deviations are a result of NFJ’s bottom-up stock selection process and indicative of where the team is able to identify attractive valuation opportunities among high-quality, dividend-paying securities.

Average Annual Total Return for the period ended December 31, 2014

	1 Year	Since Inception†
NFJ Dividend Value Portfolio	10.01%	17.84%
Russell 1000 Value Index††	13.45%	21.71%
Lipper Equity (VIP) Income Funds Average	8.11%	16.44%

† The Portfolio began operations on 8/30/12. Benchmark return comparisons began on the portfolio inception date.

Lipper performance comparisons began on 8/31/12.

†† The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market. The Standard & Poor’s 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the US stock market. The Goldman Sachs Weak Balance Sheet Index which utilizes the Altman Z-score, a weighted-sum of six key financial ratios, can be used to determine relative balance sheet strength. The S&P 500 is screened for a basket of stocks with low Altman Z-scores. The Goldman Sachs Strong Balance Sheet Index, which utilizes the Altman Z-score, a weighted-sum of six key financial ratios, can be used to determine relative balance sheet strength. The S&P 500 is screened for a basket of stocks with high Altman Z-scores. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s expense ratio is 1.24%. Expense ratio information is as of the Portfolio’s current prospectus dated April 28, 2014, as supplemented to date.

4

Unaudited

NFJ Dividend Value Portfolio (cont’d)

Shareholder Expense Example

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period
Actual Performance	$1,000.00	$1,013.30	$6.19
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,019.06	$6.21

Expenses are equal to the annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 184/365.

Industry Allocation (as of December 31, 2014)

Banks	14.2%
Oil, Gas & Consumable Fuels	11.2%
Pharmaceuticals	9.7%
Insurance	8.4%
Diversified Telecommunication Services	5.6%
Health Care Equipment & Supplies	4.2%
Communications Equipment	4.0%
Software	3.7%
Other	37.0%
Cash & Equivalents — Net	2.0%

Cumulative Returns Through December 31, 2014

Unaudited

Important Information

Premier Multi-Series VIT (the “Trust”) as of December 31, 2014 consists of the NFJ Dividend Value Portfolio (the “Portfolio”), the initial fund in the Trust. The Portfolio currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America.

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through December 31, 2014.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Trust’s Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2014

Shares		Value
	COMMON STOCK - 98.0%
	Aerospace & Defense - 2.4%
16,400	Northrop Grumman Corp.	$2,417,196

	Automobiles - 3.5%
228,500	Ford Motor Co.	3,541,750

	Banks - 14.2%
37,200	Citigroup, Inc.	2,012,892
86,900	Fifth Third Bancorp	1,770,587
66,400	JPMorgan Chase & Co.	4,155,312
23,900	PNC Financial Services Group, Inc.	2,180,397
77,100	Wells Fargo & Co.	4,226,622

		14,345,810

	Capital Markets - 2.1%
16,200	Ameriprise Financial, Inc.	2,142,450

	Chemicals - 2.2%
7,500	Dow Chemical Co.	342,075
25,000	EI du Pont de Nemours & Co.	1,848,500

		2,190,575

	Communications Equipment - 4.0%
78,400	Cisco Systems, Inc.	2,180,696
25,500	Harris Corp.	1,831,410

		4,012,106

	Consumer Finance - 2.5%
115,956	Navient Corp.	2,505,809

	Diversified Telecommunication Services - 5.6%
110,200	AT&T, Inc.	3,701,618
41,500	Verizon Communications, Inc.	1,941,370

		5,642,988

	Electric Utilities - 2.2%
35,500	American Electric Power Co., Inc.	2,155,560

	Food & Staples Retailing - 2.0%
23,400	Wal-Mart Stores, Inc.	2,009,592

	Health Care Equipment & Supplies - 4.2%
57,700	Baxter International, Inc.	4,228,833

	Health Care Providers & Services - 2.3%
18,600	Anthem, Inc.	2,337,462

Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2014 (continued)

Shares		Value
	COMMON STOCK (continued)
	Industrial Conglomerates - 1.8%
71,700	General Electric Co.	$1,811,859

	Insurance - 8.4%
34,200	Allstate Corp.	2,402,550
71,000	MetLife, Inc.	3,840,390
20,700	Travelers Cos., Inc.	2,191,095

		8,434,035

	IT Services - 2.2%
158,700	Xerox Corp.	2,199,582

	Leisure Equipment & Products - 2.0%
66,000	Mattel, Inc.	2,042,370

	Metals & Mining - 1.1%
78,500	Barrick Gold Corp.	843,875
12,500	Freeport-McMoRan, Inc.	292,000

		1,135,875

	Multi-line Retail - 2.1%
32,600	Macy’s, Inc.	2,143,450

	Multi-Utilities - 2.3%
54,900	Public Service Enterprise Group, Inc.	2,273,409

	Oil, Gas & Consumable Fuels - 11.2%
7,880	California Resources Corp.(a)	43,419
14,300	Chevron Corp.	1,604,174
47,800	ConocoPhillips	3,301,068
18,400	Occidental Petroleum Corp.	1,483,224
24,200	Royal Dutch Shell PLC ADR	1,620,190
3,800	Sasol Ltd. ADR	144,286
60,200	Total S.A. ADR	3,082,240

		11,278,601

	Paper & Forest Products - 2.0%
37,600	International Paper Co.	2,014,608

	Pharmaceuticals - 9.7%
38,400	GlaxoSmithKline PLC ADR	1,641,216
19,900	Johnson & Johnson	2,080,943
33,800	Merck & Co., Inc.	1,919,502
64,100	Pfizer, Inc.	1,996,715
37,700	Teva Pharmaceutical Industries Ltd. ADR	2,168,127

		9,806,503

	Road & Rail - 2.3%
20,600	Norfolk Southern Corp.	2,257,966

	Semiconductors & Semiconductor Equipment - 2.0%
56,600	Intel Corp.	2,054,014

	Software - 3.7%
58,600	CA, Inc.	1,784,370
77,100	Symantec Corp.	1,978,001

		3,762,371

	Total Common Stock (cost - $80,667,170)	98,744,774

Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2014 (continued)

Principal Amount (000s)		Value
	Repurchase Agreements - 2.6%
$2,680	State Street Bank & Trust Co., dated 12/31/14, 0.00%, due 1/2/15,
	proceeds $2,680,000; collateralized by U.S. Treasury Notes,
	2.375%, due 8/15/24, valued at $2,738,288 including accrued interest
	(cost - $2,680,000)	$2,680,000

	Total Investments (cost-$83,347,170) - 100.6%	101,424,774
	Liabilities in excess of other assets - (0.6)%	(631,150)

	Net Assets - 100.0%	$100,793,624

Notes to Schedule of Investments:

(a) Non-income producing.

(b) Fair Value Measurements - See Note 1(b) in the Notes to Financial Statements.

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/14
Investments in Securities - Assets
Common Stock	$98,744,774	—	—	$98,744,774
Repurchase Agreements	—	$2,680,000	—	2,680,000
Totals	$98,744,774	$2,680,000	—	$101,424,774

At December 31, 2014, there were no transfers between Levels 1 and 2.

Glossary:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements	9

Statement of Assets and Liabilities

NFJ Dividend Value Portfolio

December 31, 2014

Assets:

Investments, at value (cost-$83,347,170)	$101,424,774

Cash	758

Dividends receivable (net of foreign withholding taxes)	177,460

Receivable for investments sold	75,544

Tax reclaims receivable	59,470

Prepaid expenses	3,818

Total Assets	101,741,824

Liabilities:

Payable for investments purchased	700,668

Payable for Portfolio shares redeemed	113,210

Investment management fees payable	59,945

Servicing fees payable	21,409

Accrued expenses	52,968

Total Liabilities	948,200

Net Assets	$100,793,624

Net Assets consist of:

Paid-in-capital	$72,226,794

Undistributed net investment income	1,695,296

Accumulated net realized gain	8,793,930

Net unrealized appreciation	18,077,604

Net Assets	$100,793,624

Shares Issued and Outstanding	7,332,355

Net Asset Value and Redemption Price Per Share	$13.75

See accompanying Notes to Financial Statements	10

Statement of Operations

NFJ Dividend Value Portfolio

Year ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $53,733)	$2,917,831

Expenses:
Investment management	704,386

Servicing	251,566

Legal	87,890

Custodian and accounting agent	51,441

Recoupment (See Note 4)	44,222

Audit and tax services	27,224

Shareholder communications	19,397

Transfer agent	15,573

Trustees	9,757

Insurance	7,998

Miscellaneous	3,064

Total Expenses	1,222,518

Net Investment Income	1,695,313

Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	8,793,930

Net change in unrealized appreciation/depreciation of investments	(890,084)

Net realized and change in unrealized gain	7,903,846

Net Increase in Net Assets Resulting from Investment Operations	$9,599,159

See accompanying Notes to Financial Statements	11

Statement of Changes in Net Assets

NFJ Dividend Value Portfolio

	Year ended December 31, 2014	Year ended December 31, 2013

Investment Operations:

Net investment income	$1,695,313	$1,963,283

Net realized gain	8,793,930	3,506,096

Net change in unrealized appreciation/depreciation	(890,084)	19,571,566

Net increase in net assets resulting from investment operations	9,599,159	25,040,945

Dividends and Distributions to Shareholders from:

Net investment income	(1,977,556)	(684,175)

Net realized capital gains	(3,491,745)	(168,760)

Total dividends and distributions to shareholders	(5,469,301)	(852,935)

Share Transactions:

Net proceeds from the sale of shares	3,128,899	2,306,049

Issued in reinvestment of dividends and distributions	5,469,301	852,935

Cost of shares redeemed	(17,356,996)	(8,269,342)

Net decrease from Portfolio share transactions	(8,758,796)	(5,110,358)

Total increase (decrease) in net assets	(4,628,938)	19,077,652

Net Assets:

Beginning of year	105,422,562	86,344,910

End of year*	$100,793,624	$105,422,562

*Including undistributed net investment income of:	$1,695,296	$1,963,211

Shares Issued and Redeemed:

Issued	232,870	204,836

Issued in reinvestment of dividends and distributions	403,638	74,362

Redeemed	(1,280,942)	(702,278)

Net decrease	(644,434)	(423,080)

See accompanying Notes to Financial Statements	12

Financial Highlights

NFJ Dividend Value Portfolio

For a share outstanding throughout each period:

	Year ended December 31, 2014		Year ended December 31, 2013	Period from August 30, 2012* through December 31, 2012
Net asset value, beginning of period	$13.22		$10.28	$10.00

Investment Operations:

Net investment income	0.23	†	0.25	0.07

Net realized and change in unrealized gain	1.08		2.79	0.21	(4)

Total from investment operations	1.31		3.04	0.28

Dividends and Distributions to Shareholders from:

Net investment income	(0.28)		(0.08)	-

Net realized gains	(0.50)		(0.02)	-

Total dividends and distributions to shareholders	(0.78)		(0.10)	-

Net asset value, end of period	$13.75		$13.22	$10.28

Total Return (1)	10.01%		29.77%	2.80%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s)	$100,794		$105,423	$86,345

Ratio of expenses to average net assets with fee waiver/reimbursement	1.21%		1.25%	1.25%	(2)(3)

Ratio of expenses to average net assets without fee waiver/reimbursement	1.21%		1.25%	1.28%	(2)(3)

Ratio of net investment income to average net assets	1.68%		2.02%	2.20%	(3)

Portfolio turnover rate	26%		22%	4%

*	Commencement of operations.
†	Calculated on average shares outstanding during the year.
(1)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements.

Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(g) in the Notes to Financial Statements).
(3)	Annualized.
(4)	The amount shown for a share outstanding throughout the period is not reflective of the aggregate net realized and unrealized gain (loss) for that period due to the timing of sales and redemptions of the Portfolio shares in relation to the fluctuating market value of the investments in the Portfolio.

See accompanying Notes to Financial Statements	13

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2014

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of December 31, 2014, the Trust consisted of the NFJ Dividend Value Portfolio (the “Portfolio”), the initial fund in the Trust. Prior to commencing operations on August 30, 2012, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager, serve as the Portfolio’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). The Portfolio currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America (“Allianz Life”), an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long-term growth of capital and income. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the Portfolio’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market securities and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available, and has delegated primary responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2014 (continued)

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access
•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the year ended December 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Level 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Interest income is recorded on an accrual basis.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken.

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2014 (continued)

The Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Repurchase Agreements

The Portfolio is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or with securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross value is included in the Portfolio’s Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements outstanding at December 31, 2014.

(g) Custody Credits on Cash Balances

The Portfolio may benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Portfolio. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received a payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2014 (continued)

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Investment Manager/Sub-Adviser/Distributor

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Portfolio’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Portfolio’s investment decisions. The Investment Manager, not the Portfolio, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

4. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to waive its fee and/or reimburse the Portfolio to the extent that total annual Portfolio operating expenses, excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.25% of the Portfolio’s average daily net assets through April 30, 2015. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. During year ended December 31, 2014, the Investment Manager recouped $44,222. As of December 31, 2014, all previous waivers and/or reimbursements by the Investment Manager have been recouped.

5. Investments in Securities

For the year ended December 31, 2014, purchases and sales of investments, other than short-term securities, were $25,804,035 and $38,124,016, respectively.

6. Income Tax Information

The tax character of dividends and distributions paid was:

Year ended December 31, 2014		Year ended December 31, 2013
Ordinary Income *	Long-Term Capital Gains	Ordinary Income *	Long-Term Capital Gains

$4,813,050	$656,251	$852,935	-

*Ordinary income includes short-term capital gains

At December 31, 2014, the Portfolio had distributable earnings of $2,115,126 attributable to ordinary income (including short-term capital gains) and $8,398,393 attributable to long-term capital gains.

For the year ended December 31, 2014, permanent “book-tax” differences were attributable to dividend redesignations. These adjustments increased undistributed net investment income and decreased accumulated net realized gains by $14,328. Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At December 31, 2014, the cost basis of portfolio securities for federal income tax purposes was $83,371,463. Gross unrealized appreciation was $20,654,328; gross unrealized depreciation was $2,601,017; and net unrealized appreciation was $18,053,311. The difference between book and tax basis was attributable to wash sale loss deferrals.

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2014 (continued)

7. Affiliated Transactions

At December 31, 2014, four affiliated insurance-dedicated fund-of-fund vehicles and two segregated asset accounts sponsored by Allianz Life owned 100% of the Portfolio. Portfolio share subscription and redemption activity by the fund-of-fund vehicles with respect to Portfolio shares could have a material impact on the Portfolio.

8. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Premier Multi-Series VIT

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NFJ Dividend Value Portfolio (a fund of the Premier Multi-Series VIT hereafter referred to as the “Portfolio”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2015

Unaudited

Shareholder Meeting Results

The Trust held a special shareholder meeting on December 18, 2014 for the election of Trustees to the Board. Shareholders of the Trust voted as indicated below:

	Affirmative	Withholding Authority
Election of Deborah A. DeCotis	7,313,852	-
Election of Bradford K. Gallagher	7,313,852	-
Election of James A. Jacobson	7,313,852	-
Election of Hans W. Kertess	7,313,852	-
Election of William B. Ogden, IV	7,313,852	-
Election of Alan Rappaport	7,313,852	-
Election of F. Ford Drummond	7,313,852	-
Election of Susan M. King*	7,313,852	-
Election of James S. MacLeod	7,313,852	-
Election of Davey S. Scoon	7,313,852	-
Election of Julian Sluyters*	7,313,852	-

* Interested Trustee

Unaudited

Tax Information/Privacy Policy

Tax Information:

During the year ended December 31, 2014, the Portfolio distributed long-term capital gains in the amount of $656,251.

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the Portfolio.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Portfolio designated 61% of ordinary dividends paid (or the maximum amount allowable) during the fiscal year ended December 31, 2014 as “qualified dividend income”. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. The Portfolio designates 51% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the dividend received deduction.

In January 2015, shareholders were advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2014. The amount that was reported was the amount to use on the shareholder’s 2014 federal income tax return. Shareholders were advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolio.

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in the Portfolio or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Unaudited

Premier Multi-Series VIT – Board of Trustees

Name, Year of Birth, Position(s) Held with Trust, Length

of Service, Other Trusteeships/Directorships

Held by Trustee; Number of Funds in Fund

Complex/Outside Fund Complexes Currently

Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Deborah A. DeCotis

Year of Birth: 1952

Trustee since: 2012

Trustee/Director of 89 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2012).

F. Ford Drummond Year of Birth: 1962 Trustee since: 2014 Trustee/Director of 60 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex Director, BancFirst Corporation	Owner/Operator, Drummond Ranch. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2012

Trustee/Director of 89 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010)

  and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); and Founder, Chairman and trustees, Commonfund (2005-2014); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2014).

James A. Jacobson Year of Birth:1945 Trustee since: 2012 Trustee/Director of 89 funds in Fund Complex Trustee, Alpine Mutual Funds Complex consisting of 18 funds

Retired. Trustee and Chairman of Investment Committee, Ronald McDonald House of New York (since 2002); Trustee, Taft School, Watertown, CT (since 2007); Trustee, New Jersey City University, Jersey City, NJ (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

Hans W. Kertess Year of Birth: 1939 Trustee since: 2012 Trustee/Director of 89 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Susan M. King† Year of Birth:1963 Trustee since: 2014 Trustee/Director of 64 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Chief Marketing Officer, Allianz Global Investors U.S. LLC (since 2013). Formerly, Global Head of Marketing for Morgan Stanley Investment Management (2011-2013). Formerly, Consultant (self-employed) (2009-2011). Formerly, Head of US Distribution Marketing for Legg Mason (2005-2009).

James S. MacLeod Year of Birth:1947 Trustee since: 2014 Trustee/Director of 60 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex Director, Sykes Enterprises, Inc.	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Director, Homeowners Mortgage. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation. Formerly, Chief Executive Officer of Homeowners Mortgage.

William B. Ogden, IV Year of Birth: 1945 Trustee since: 2012 Trustee/Director of 89 funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport Year of Birth: 1953 Trustee since: 2012 Trustee/Director of 89 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007); Director, Victory Capital Holdings, Inc., an asset management firm (since 2013).

Unaudited

Premier Multi-Series VIT – Board of Trustees (continued)

Name, Year of Birth, Position(s) Held with Trust, Length

of Service, Other Trusteeships/Directorships

Held by Trustee; Number of Funds in Fund

Complex/Outside Fund Complexes Currently

Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Davey Scoon

Year of Birth: 1946

Chairman of the Board of Trustees since: 2014

Trustee since: 2014

Trustee/Director of 60 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; Director,

Orthofix International N.V. and Director, Biodel Inc. Formerly, Director,

CardioKine Inc. and Director, NitroMed, Inc.

Adjunct Assistant Professor, Tufts University School of Medicine and Adjunct Professor, University of Wisconsin-Madison. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and Chief Administrative and Financial Officer, SunLife Financial- U.S. (financial services).

Julian Sluyters† Year of Birth: 1960 Trustee since: 2014 Trustee/Director of 64 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 64 funds in the Fund Complex; Trustee of 64 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

† “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his or her positions, set forth in the table above, among others with the Portfolio’s’ Investment Manager and various affiliated entities.

The Portfolio’s Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-498-5413.

Unaudited

Premier Multi-Series VIT - Officers

Name, Year of Birth, Position(s) Held with Trust.	Principal Occupation(s) During Past 5 Years:

Julian Sluyters Year of Birth: 1960 President & Chief Executive Officer since: 2012

Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 64 funds in the Fund Complex; Trustee of 64 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2012

Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2012

Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 64 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2012	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 64 funds in the Fund Complex.

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2012	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 64 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2012	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 64 funds in the Fund Complex and of The Korea Fund, Inc.

Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013

Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005- 2012).

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2012	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 64 funds in the Fund Complex.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

Premier Multi-Series VIT

Trustees	Investment Manager
Davey S. Scoon	Allianz Global Investors Fund Management LLC
Chairman of the Board of Trustees	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
F. Ford Drummond
Bradford K. Gallagher	Sub-Adviser
James A. Jacobson	NFJ Investment Group LLC
Hans W. Kertess	2100 Ross Avenue, Suite 700
Susan M. King	Dallas, TX 75201
James S. MacLeod
William B. Ogden, IV	Distributor
Alan Rappaport	Allianz Global Investors Distributors LLC
Julian Sluyters	1633 Broadway
New York, NY 10019
Officers
Julian Sluyters	Custodian & Accounting Agent
President & Chief Executive Officer	State Street Bank & Trust Co.
Lawrence G. Altadonna	801 Pennsylvania Avenue
Treasurer, Principal Financial & Accounting Officer	Kansas City, MO 64105
Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer	Transfer Agent
Thomas L. Harter	Boston Financial Data Services, Inc.
Chief Compliance Officer	330 West 9th Street, 5th Floor
Scott Whisten	Kansas City, MO 64105
Assistant Treasurer
Richard J. Cochran	Independent Registered Public Accounting Firm
Assistant Treasurer	PricewaterhouseCoopers LLP
Orhan Dzemaili	300 Madison Avenue
Assistant Treasurer	New York, NY 10017
Lagan Srivastava
Assistant Secretary	Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of Premier Multi-Series VIT for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time, or visit our website, us.allianzgi.com.

AGI-2015-01-05-11257

ITEM 2.    CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.
(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $15,450 in 2013 and $15,914 in 2014.
b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2013 and $0 in 2014.
c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,980 in 2013 and $11,310 in 2014. These services consisted of review or preparation of U.S. federal, state, local tax returns.
d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.
e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Premier Multi-Series VIT (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.
f)	Not applicable.
g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2013 Reporting Period was $4,700,896 and for the 2014 Reporting Period was $4,584,386.
h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES
(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.302 CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant : Premier Multi-Series VIT

By	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date: February 26, 2015

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date: February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date: February 26, 2015

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date: February 26, 2015